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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934

                        Date of Report: October 18, 2005


                        FIRST OAK BROOK BANCSHARES, INC.



      DELAWARE                           0-14468                 36-3220778
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition
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On October 18, 2005, First Oak Brook Bancshares, Inc. (the "Company") announced its results of operations for the quarter and nine months ended September 30, 2005. A copy of the Company's press release is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
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       (c)  Exhibits.

            Exhibit       Description
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            99.1 Press Release issued by First Oak Brook Bancshares, Inc. dated October 18, 2005.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIRST OAK BROOK BANCSHARES, INC.
                                               --------------------------------
                                                         (Registrant)



Date: October 18, 2005                          /S/ROSEMARIE BOUMAN
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                                               Rosemarie Bouman
                                               Vice President and
                                               Chief Financial Officer

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